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                                                                   EXHIBIT 10.39

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-71333, 333-79089 and 333-62689 and Form S-8 Nos. 333-73029,
333-47379, 333-47375, 333-47373, 333-08831, 333-08829 and 333-08827) of AXENT
Technologies, Inc. of our report dated 14 June 1999 with respect to the consolidated financial statements of CKS Limited for the year ended 31 December 1998 included in the Current Report on Form 8-K of AXENT Technologies, Inc. dated 30 March 1999.


                                                                   Ernst & Young

Bristol, England
14 June 1999